Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Incentive Awards-Mechanics and Timing of Stock Option and other Equity Award Grants
Our compensation committee recommends and our board of directors approves all equity awards to our NEOs, including the CEO.
For annual option awards, the grant date is typically during February when our compensation committee and the full board of directors meet. This schedule permits the annual awards to NEOs to be effective at or near the same date that all our employees receive their annual equity awards. Our procedure for timing of stock option awards assures that grant timing is not being manipulated for employee gain.
The exercise price for all stock options to the NEOs (including the CEO) is the fair market value of our Common Stock on the date of the grant. The fair market value of our Common Stock as of any particular date is defined as the closing price of our Common Stock on that date.
Although the Company does not have a formal policy regarding the timing of awards of stock options, stock appreciation rights and/or similar option-like instruments grants to our named executive officers, we do not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information about the company based on equity award grant dates.

Award Timing Predetermined	true
Award Timing, How MNPI Considered	Although the Company does not have a formal policy regarding the timing of awards of stock options, stock appreciation rights and/or similar option-like instruments grants to our named executive officers, we do not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information about the company based on equity award grant dates.
MNPI Disclosure Timed for Compensation Value	false